Fixed Income Investor Presentation June 2025 Exhibit 99.1

2 SAFE HARBOR This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about our plans, objectives, expectations, strategies, beliefs, or future performance, financial condition, results of operations, investment portfolio or market position, or events constitute forward-looking statements. Such statements are generally identified by words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trends,” “objectives,” “continues”, “projected”, as well as the negative forms of those words or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “seek,” “might,” “may”, as well as the negative forms of those words or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements. The following factors, among others, may cause actual results to differ materially from current expectations in the forward-looking statements, including those set forth in this presentation: new or changes in existing governmental regulations or in the way such regulations are interpreted or enforced; negative developments in the banking industry and increased regulatory scrutiny; tax legislative initiatives or assessments; more stringent capital requirements, to the extent they may become applicable to us; changes in accounting standards; any failure to comply with applicable laws and regulations, including, but not limited to, the Community Reinvestment Act and fair lending laws, the USA PATRIOT ACT of 2001, the Office of Foreign Asset Control guidelines and requirements, the Bank Secrecy Act, and the related Financial Crimes Enforcement Network and Federal Financial Institutions Examination Council Guidelines and regulations; federal deposit insurance increases; lending risks and risks associated with loan sector concentrations; a decline in economic conditions that could reduce demand for our products and services and negatively impact the credit quality of loans; loan credit losses exceeding estimates; effects on the U.S. economy resulting from the implementation of policies by and geopolitical uncertainty from the new presidential administration, including tax regulations and changes to United States trade policies, such as the imposition of tariffs and retaliatory tariffs; the soundness of other financial institutions; the ability to meet cash flow needs and availability of financing sources for working capital and other needs; a loss of deposits or a change in product mix that increases the Company’s funding costs; inability to access funding or to monetize liquid assets; changes in interest rates; interest rate effect on the value of our investment securities; cybersecurity risks, including denial-of-service attacks, network intrusions, business e-mail compromise, and other malicious behavior that could result in the disclosure of confidential information; privacy, information security, and data protection laws, rules, and regulations that affect or limit how we collect and use personal information or otherwise have an adverse effect on us; the potential impairment of our goodwill and other intangible assets; our reliance on other companies that provide key components of our business infrastructure; events that may tarnish our reputation; mainstream and social media contagion; the loss of the services of key members of our management team and directors; our ability to attract and retain qualified employees to operate our business; costs associated with repossessed properties, including potential environmental remediation; the effectiveness of our operational processes, policies and procedures, and internal control over financial reporting; our ability to implement technology-facilitated products and services or be successful in marketing these products and services to our clients; the development and use of artificial intelligence; risks related to acquisitions, mergers, strategic partnerships, divestitures, and other transactions; competition from new or existing financial institutions and non-banks; investing in technology; incurrence of significant costs related to mergers and related integration activities; the volatility in the price and trading volume of our common stock; “anti-takeover” provisions in our certificate of incorporation and regulations, which may make it more difficult for a third party to acquire control of us even in circumstances that could be deemed beneficial to stockholders; changes in our dividend policy or our ability to pay dividends; our common stock not being an insured deposit; the potential dilutive effect of future equity issuances; the subordination of our common stock to our existing and future indebtedness; the effect of global conditions, earthquakes, volcanoes, tsunamis, floods, fires, drought, and other natural catastrophic events; and the impact of climate change and environmental sustainability matters. The foregoing factors are not necessarily all of the factors that could cause our actual results, performance or achievements to differ materially from those expressed in or implied by any of our forward-looking statements. Other unpredictable factors also could harm our results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above and included in our periodic reports filed with the Securities and Exchange Commission, or SEC, under the Exchange Act under the caption “Risk Factors”. Interested parties are urged to read in their entirety such risk factors prior to making any investment decision with respect to the Company. Forward-looking statements speak only as of the date they are made and we do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. In this presentation, “we,” “our,” “us,” “FIBK” “First Interstate” or the “Company” refers to First Interstate BancSystem, Inc. and its consolidated subsidiaries unless the context indicates that we refer only to the parent company, First Interstate BancSystem, Inc. Disclaimer

3 Franchise Overview

4 First Interstate BancSystem, Inc. Overview Premier community banking institution in growing markets throughout the Midwest and Pacific Northwest Financial Highlights Balance Sheet Capital Assets $28.3 Billion Total RBC(4) 14.93% LHFI(2) $17.4 Billion CET1(5) 12.53% Deposits $22.7 Billion Leverage 9.06% ACL(3)/LHFI 1.24% TCE to TA ratio(6) 8.01% Corporate Overview Headquarters Exchange/Listing Market Capitalization(1) Annualized Dividend Yield(1) Branch Network Billings, MT NASDAQ: FIBK $2.8 Billion 7.0% ~300 banking offices (7) Note: Financial data as of 3/31/2025; market data as of 5/28/2025. (1) Calculated using closing stock price of $26.79 as of 5/28/2025. (2) Loans Held for Investment (LHFI). (3) Allowance for credit losses (ACL). (4) Risk based capital (RBC). (5) Common equity tier-1 (CET1). (6) Tangible common stockholders’ equity (TCE) to tangible assets (TA) ratio. Represents a Non-GAAP financial measure. See Non-GAAP Financial Measures included in Appendix for a reconciliation to this measure’s most directly comparable GAAP financial measure. (7) Arizona and Kansas branches (12 branches total) under agreement to be sold to Enterprise Bank & Trust. (7) (7)

5 Building the First Interstate Franchise

Dominant Deposit Franchise


WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
ND
SD
NE
KS
MN
IA
MO
(1)
(1)
FIBK Branch
Top 10 Deposit Market Share Rank(2)

#55
Deposit Rank Nationwide (3)

#20
Deposit Rank West of the Mississippi (4)

#3
Regional Banks Deposit Rank in Footprint (5)

Deposit Market Share Rankings

Top 10 Rank
in 84% of MSAs and Counties not in any MSA in which FIBK operates


93% (6)
of Deposits

Top 5 Rank
in 57% of MSAs and Counties not in any MSA in which FIBK operates


69% (6)
of Deposits

Growth Profile

2025 – 2030 Estimated Population Growth (7)


4.08%
2.40%
FIBK
National Average

Deposits in High-Growth Markets (8)


70%
of Deposits

Source: S&P Capital IQ Pro; deposit market share data as of 6/30/2024.
Note: Deposit market share data, growth profile figures and deposit rankings shown pro forma for pending branch sale.
(1) Arizona and Kansas branches (12 branches total) under agreement to be sold to Enterprise Bank & Trust.
(2) Rank determined by deposits in Metropolitan Statistical Areas (MSAs) or counties not in any MSA in which FIBK operates.
(3) Includes banks headquartered nationwide.
(4) Includes banks headquartered in states West of the Mississippi River.
(5) Based on deposit market share of all counties in which FIBK operates; excludes banks with assets greater than $100 billion.
(6) Represents the percentage of total FIBK deposits based in the MSAs or counties not in any MSA that meet the deposit market share ranking criteria.
(7) Determined based on the deposit-weighted average projected population growth in MSAs and counties not in any MSA in which FIBK operates.
(8) 'High-Growth Markets' defined as those with 5-year projected population growth above the national average.

6

7 Rachel B. Turrito has been the Company’s Chief Human Resources Officer since November of 2019. Prior to her current role, Ms. Turrito served as the Bank’s Director of Human Resources from 2017 to 2019. Ms. Turrito contributes 15+ years of diverse experience across multiple human resource disciplines including compensation, benefits, employee and cultural engagement, leadership and development, employee relations, HRIS, payroll and recruitment. Nathan Jones started as the Company’s Chief Risk Officer in May 2025. Mr. Jones brings with him extensive experience in credit and enterprise risk management in both large- and medium-sized institutions. Before joining First Interstate, Mr. Jones served as the Chief Credit Officer at Heartland Financial USA, Inc. for 5 years and before that as the Chief Credit Officer at Fulton Financial Corporation. James A. Reuter President & Chief Executive Officer James A. Reuter has been President and Chief Executive Officer of the Company and First Interstate Bank as well as a member of the Board of Directors since November 2024. Mr. Reuter leads with expertise drawn from more than 37 years in the banking industry. Mr. Reuter started his banking career at FirstBank in 1987 and was the President and Chief Executive Officer of FirstBank Holding Company of Colorado from 2017 to 2024. Lorrie F. Asker EVP & Chief Banking Officer Lorrie F. Asker has been Executive Vice President and Chief Banking Officer since August 2023 and has been with First Interstate since 2019. Ms. Asker oversees all retail and commercial banking operations across First Interstate’s 14-state footprint. With a 30-year track record, her career also includes tenures at First Foundation Bank, Umpqua Bank, Sterling Bank, US Bank, and West One Bank. Kirk D. Jensen EVP & General Counsel / Corporate Secretary Kirk D. Jensen is Executive Vice President, General Counsel, and Corporate Secretary and joined First Interstate in 2016. Prior to joining First Interstate, Mr. Jensen was a founding partner of the law firm BuckleySandlerLLP in Washington, D.C., where he advised financial institutions on a variety of regulatory compliance matters and represented financial institutions in federal and state government enforcement actions and in high-stakes litigation. Lori A. Meyer EVP & Chief Information Officer Lori A. Meyer has served as the Company’s Executive Vice President and Chief Information Officer since November 30, 2023. Ms. Meyer previously served in several leadership roles for the Company and managed the Company’s Operations Branch Support Division from 2007 to 2013. Executive Management Team Kristina R. Robbins EVP & Chief Operations officer Kristina R. Robbins has been Executive Vice President and Chief Operations Officer since January 2024. Prior to that she served as First Interstate's Senior Vice President and Chief Operations Officer from June 2022 to January 2024 and as Director of Loan Operations from August 2018 to March 2022. Ms. Robbins worked as an Executive Vice President for Sterling Bank from 2007 until its merger with Umpqua Bank in April 2014. Rachel B. Turrito EVP & Chief Human Resources Officer David Della Camera EVP & Chief Financial Officer Mr. Della Camera has served as Executive Vice President and Chief Financial Officer at First Interstate since June 2025. Mr. Della Camera joined in 2021 and has held a range of senior finance leadership roles at the Company, most recently as Deputy CFO. In this role, Mr. Della Camera was responsible for First Interstate’s financial planning and analysis, investor relations, and strategic initiatives, including mergers and acquisitions. Mr. Della Camera has also served as the Company’s Director of Corporate Development and Financial Strategy as well as Director of Financial Planning and Analysis. Nathan Jones Chief Risk Officer Today’s Presenters

8 Investment Highlights Experienced management team, blending new and seasoned FIBK executives with deep financial services expertise Conservative business practices creating long term value Robust risk management and regulatory compliance practices Stable profitability across interest rate cycles, built on the foundation of low cost, core deposits Diverse and granular loan portfolio mitigates overall credit risk exposure Robust capital and liquidity, strengthening our balance sheet and positioning us for growth Serving stable, growing and economically diverse markets with dominant market share across the majority of our markets

9 Financial Performance Financial Performance

10 Total Assets ($B) Gross Loans ($B) Total Deposits ($B) Tangible Common Stockholders’ Equity ($B)(1) Balance Sheet Summary (1) Represents a Non-GAAP financial measure. See Non-GAAP Financial Measures included in Appendix for a reconciliation to this measure’s most directly comparable GAAP financial measure. $17.6 $19.7 $32.3 $30.7 $29.1 $28.3 2020 2021 2022 2023 2024 2025Q1 $9.9 $9.4 $18.2 $18.3 $17.8 $17.4 2020 2021 2022 2023 2024 2025Q1 $14.2 $16.3 $25.1 $23.3 $23.0 $22.7 2020 2021 2022 2023 2024 2025Q1 $1.3 $1.3 $1.8 $2.0 $2.1 $2.2 2020 2021 2022 2023 2024 2025Q1

11 1.05 1.04 1.17 0.88 0.75 0.71 2020 2021 2022 2023 2024 2025Q1 1.71 1.26 1.54 1.26 1.21 1.22 2020 2021 2022 2023 2024 2025Q1 Adjusted PPNR ROAA (%)(1)(2) Adjusted ROAA (%)(1)(3) Adjusted ROAE (%)(1)(4) Adjusted ROATCE (%)(1)(5) (1) Represents a Non-GAAP financial measure. See Non-GAAP Financial Measures included in Appendix for a reconciliation to this measure’s most directly comparable GAAP financial measure. (2) Pre-provision net revenue to average assets (PPNR ROAA). (3) Return on average assets (ROAA). (4) Return on average stockholders’ equity (ROAE). (5) Return on average tangible common stockholders’ equity (ROATCE). 8.5 9.9 11.4 8.7 6.9 6.1 2020 2021 2022 2023 2024 2025Q1 13.2 15.3 18.1 14.3 11.0 9.4 2020 2021 2022 2023 2024 2025Q1 Profitability

12 Net Interest Margin (%) Efficiency Ratio (%) Fee Income / Operating Rev. (%) Operating Performance Annual & MRQ Quarterly 3.47 2.84 3.33 3.12 3.02 3.19 2020 2021 2022 2023 2024 2025Q1 57.6 61.9 67.8 62.5 62.3 63.6 2020 2021 2022 2023 2024 2025Q1 23.8 23.3 16.4 16.0 17.4 17.0 2020 2021 2022 2023 2024 2025Q1 2.91 2.97 3.01 3.18 3.19 2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 64.6 62.7 61.9 60.2 63.6 2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 17.4 17.4 17.6 17.3 17.0 2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 3.4% to 3.5% Expected 2025Q4 margin (excl. purchase accounting)(1) (1) Constitute estimates and forward-looking statements.

13 14.19 14.11 12.48 13.28 14.38 14.93 2020 2021 2022 2023 2024 2025Q1 8.16 7.68 7.75 8.22 8.71 9.06 2020 2021 2022 2023 2024 2025Q1 Common Equity Tier 1 (%) Tier 1 Leverage Ratio (%) Total Risk Based Capital (%) Tangible Common Stockholders’ Equity / Tangible Assets (%)(1) Capital (1) Represents a Non-GAAP financial measure. See Non-GAAP Financial Measures included in Appendix for a reconciliation to this measure’s most directly comparable GAAP financial measure. 11.57 11.77 10.45 11.08 12.16 12.53 2020 2021 2022 2023 2024 2025Q1 7.43 6.83 5.95 6.85 7.55 8.01 2020 2021 2022 2023 2024 2025Q1

14 Loan Portfolio and Asset Quality Loan Portfolio & Asset Quality

15 MT 19% WY 6% ID 7% WA 9% OR 10% NE 7% SD 13% ND 2% IA 11% KS 2% AZ 5% CO 7% Other 2%Commercial RE 53% Construction RE 6% Residential RE 12% Agriculture RE 4%Consumer 5% Commercial 16% Agriculture 4% $17.4B Gross Loans 4% Top 20 Loans / Total Loans 5.59% Yield on Loans ~58% Fixed Rate Loans / Total Loans 1.1% NPLs / Loans Diversified Loan Portfolio Loan Portfolio Composition Loans by Geography Note: Financial data as of the quarter ended 3/31/2025. Note: Data not shown pro forma for recently announced sale of Arizona and Kansas branches. See press release published April 28, 2025 on FIBK’s investor relations site at www.fibk.com.

Loan Portfolio Detail

Commercial Real Estate & Construction Portfolio

(Property and Market Type(1))



Medical
11%
Retail
21%
Multifamily
24%
Residential 1-4 Family
2%
Other CRE
3%
Land & Development
2%
Hotel
9%
Office
10%
Industrial/Warehouse
18%
5%
8%
87%
Non-Metro
Mid-Metro
Metro

$10.3B
CRE Loans

59%
CRE / Total Loans

36%
NOO CRE(2) / Total Loans

268%
Reg. CRE / TRBC(3)

$1.4M
Average CRE Loan Size

4%
Top 20 CRE Loans / Total Loans

17%
Largest State CRE Concentration / Total CRE

Commercial and Industrial Portfolio



Commercial
16%

$2.8B
C&I Loans

$0.2M
Avg. C&I Loan Size

4%
Top 20 C&I Rel. / Total Loans

Agriculture Portfolio(4)



Agriculture
4%
Agriculture RE
4%

$1.3B
Ag. Loans

$0.2M
Avg. Ag. Loan Size

1%
Top 20 Ag. Loans / Total Loans

Note: Financial data as of 3/31/2025.

(1) Metro defined as property located in Portland, Seattle, Denver, Phoenix, Minneapolis / St. Paul, and Kansas City; Mid-metro defined as Omaha, Des Moines, Tucson, and Boise. Non-metro defined as all other areas.

(2) Non-owner occupied commercial real estate (NOO CRE).

(3) Presented at the bank level; commercial real estate per definition in regulatory guidance; includes non-owner occupied real estate, multifamily loans, construction and development loans and loans to finance commercial real estate, construction and land development activities not secured by real estate; excludes owner occupied CRE.

(4) Includes agriculture real estate loans.

16

17 Criticized, Classified & Non-performing Loans NCOs / Avg. Loans (%) Quarterly — Ten relationships represent approximately 75% of the increase in criticized loans in Q1’25. Downgrades were primarily within the commercial real estate portfolio. Downgrades reflect slower lease-up activity within the multifamily portfolio, and select customer pressure within the industrial portfolio. Focus on the primary source of repayment drove most of these downgrades. — Five relationships explain most of the increase in non-performing loans in Q1’25. The increase was driven by migration in agriculture, agriculture real estate and commercial real estate loans. The Bank believes it is broadly well secured by the related collateral. — 71% of the charge offs over the last five quarters were from 6 customers. Asset Quality Trends 0.18 0.30 0.60 1.22 0.21 2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 1 Customer = 84% of Charge Offs 2 Customers = 76% of Charge Offs 0.14 0.07 0.18 0.13 0.57 0.21 2020 2021 2022 2023 2024 2025Q1 3.46 2.31 3.38 3.76 4.33 5.90 1.94 1.39 1.79 2.61 2.56 2.78 0.49 0.30 0.36 0.61 0.79 1.12 2020 2021 2022 2023 2024 2025Q1 Crit. Loans / Loans (%) Class. Loans / Loans (%) NPLs / Loans (%) Annual & MRQ

18 130% 138% 129% 144% 111% 2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 $227.7 $232.8 $225.4 $204.1 $215.3 $15.4 $5.8 $5.6 $5.2 $5.1 $243.1 $238.6 $231.0 $209.3 $220.4 1.25% 1.28% 1.25% 1.14% 1.24% 2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 Funded ACL Unfunded ACL Funded ACL % of LHFI ACL ($MM) and Funded ACL / HFI Ratio (%) ACL / NPLs (%) Allowance for Credit Losses (ACL)

19 Funding and Liquidity Funding & Liquidity

20 1.39% 1.42% 1.47% 1.41% 1.34% 2.28% 2.33% 2.40% 2.26% 2.08% 2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 FIBK Peer Median MT 25% WY 13% ID 7% WA 3% OR 11% SD 15% NE 9% IA 9% MO 1% AZ 3% CO 4% 54% 52% 52% 53% 54% 46% 48% 48% 47% 46% 2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 Total Consumer Deposits Total Business Deposits 26% 26% 26% 26% 25% 27% 27% 27% 28% 28% 34% 34% 34% 34% 34% 13% 13% 13% 12% 13% 2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 Non-interest bearing Demand Savings Time Mix of Consumer and Business DepositsDeposits by State Average Deposit Balance Diverse, Low Cost & Core Deposit Base Cost of Deposits Note: Data not shown pro forma for recently announced sale of Arizona and Kansas branches. See press release published April 28, 2025 on FIBK’s investor relations site at www.fibk.com. (1) Peers include nationwide public banks with total assets between $20 billion and $50 billion. Peer data per S&P Capital IQ Pro. (1)

21 79.8% 79.7% 78.8% 77.5% 76.4% 2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 Loans Held for Investment / Deposits (%) Available Liquidity ($M) (1) Includes cash on deposit with the Federal Reserve Bank. (2) Securities that are available to pledge and currently unencumbered. Liquidity 3/31/2025 Cash (1) $480.9 Unencumbered Securities (2) $3,523.5 On B/S Liquidity: $4,004.4 Available Line - FHLB $4,958.7 Available Line - BIC $328.9 Correspondent Lines $235.0 Off B/S Liquidity: $5,522.6 Total Immediate Liquidity: $9,527.0

22 $201.9 $323.9 $212.8 $195.0 $203.5 $202.7 2.32% 2.71% 2.45% 2.37% 2.33% 2.39% 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2 2026Q3 Cash Flow Roll-Off Yield Projected Cash Flow and Yield Roll-Off at Quarter-end(2) AFS Securities Portfolio $5.2B 66% of Total Portfolio (1) Portfolio summary based on 3/31/2025 book value balances. (2) Constitute estimates and forward-looking statements. Investment Portfolio Securities Portfolio(1) Dollars in millions3.6 total portfolio duration (in years) Treasuries 5% State, County & Muni 5% U.S. Gov. Agency Obligations 4% Agency Commercial MBS 20% Agency Residential MBS 24% Agency CMO 21% Private MBS 4% CLO 12% Corporate 5% Treasuries 4% State, County & Muni 6% U.S. Gov. Agency Obligations 18% Agency Commercial MBS 14% Agency Residential MBS 40% Agency CMO 16% Corporate 2% HTM Securities Portfolio $2.6B 34% of Total Portfolio

23 1-Year Net Interest Income Impact 1.95% 1.06% 0.00% (1.45%) (3.18%) -200 bps -100 bps Base +100 bps +200 bps Interest Rate Sensitivity Note: Interest rate sensitivity as of 3/31/2025.

24 Appendix Appendix

25 Double Leverage & Interest Coverage (Dollars in thousands) Double Leverage 2023Y 2024Y 2025Q1 Bank Level Equity $3,179,482 $3,264,256 $3,324,981 Consolidated Equity $3,227,500 $3,304,000 $3,361,300 Double Leverage Ratio 98.5% 98.8% 98.9% Interest Coverage 2023Y 2024Y 2025Q1 Total Deposit Interest $242,600 $325,900 $75,100 Borrowings & Other Interest $158,700 $155,000 $23,200 Total Interest Expense $401,300 $480,900 $98,300 Pre-Tax Income $336,800 $294,500 $66,400 Preferred Dividend –– –– –– Interest Coverage (including deposit expense) 1.8x 1.6x 1.7x Interest Coverage (excluding deposit expense) 3.1x 2.9x 3.9x

26 Issuance Amount ($M) Interest Rate(1) Issue Date Call Date Maturity Date Subordinated Debt: 10NC5 Subordinated Notes $100.0 5.25% May 2020 Callable 5/15/2030 Trust Preferred: Trust I $15.5 7.31% November 2007 Callable 12/15/2037 Trust II $10.3 6.82% October 2007 Callable 1/1/2038 Trust III $20.6 6.96% December 2007 Callable 12/15/2037 Trust IV $15.5 7.27% December 2007 Callable 4/1/2038 Trust V $10.3 7.32% January 2008 Callable 4/1/2038 Trust VI $10.3 7.32% January 2008 Callable 4/1/2038 Trust VII $5.2 6.26% June 2005 Callable 6/30/2035 Trust VIII $30.9 6.04% March 2006 Callable 3/15/2036 Trust IX $2.1 6.41% June 2005 Callable 6/15/2035 Trust X $23.1 7.41% December 2003 Callable 12/17/2033 Trust XI $5.2 7.91% December 2002 Callable 1/7/2033 Trust XII $7.2 7.66% September 2003 Callable 10/8/2033 Trust XIII $5.3 6.41% December 2006 Callable 3/1/2037 Trust XIV $2.2 6.22% July 2007 Callable 10/1/2037 Total Trust Preferred: $163.7 6.95% (1) Interest rates as of March 31, 2025. Trust Preferred coupons structured as variable rate. (2) Effective May 15, 2025, the 2020 Subordinated Notes bear interest at a floating rate per annum equal to a benchmark rate, which is currently Three-Month Term SOFR (as defined in the indenture governing the 2020 Subordinated Notes) plus a spread of 518 basis points, payable quarterly in arrears. The Company may elect to early redeem the 2020 Subordinated Notes on any future interest payment date (February 15, May 15, August 15 and November 15 of each year). (3) Weighted average interest rate of all outstanding trust preferred issuances. Outstanding Debt Issuances (3) (2) (2)

27 Non-GAAP Reconciliation 2020Y 2021Y 2022Y 2023Y 2024Y 2025Q1 (Dollars in millions, except % data) Total common stockholders' equity 1,959.8 1,986.6 3,073.8 3,227.5 3,304.0 3,361.3 Less goodwill and other intangible assets (excluding mortgage servicing rights) 700.8 690.9 1,225.9 1,210.3 1,195.7 1,192.4 Tangible common stockholders' equity (Non-GAAP) (A) 1,259.0 1,295.7 1,847.9 2,017.2 2,108.3 2,168.9 Total assets 17,648.7 19,671.9 32,287.8 30,671.2 29,137.4 28,279.8 Less goodwill and other intangible assets (excluding mortgage servicing rights) 700.8 690.9 1,225.9 1,210.3 1,195.7 1,192.4 Tangible assets (Non-GAAP) (B) 16,947.9 18,981.0 31,061.9 29,460.9 27,941.7 27,087.4 Non-GAAP tangible common stockholders' equity / tangible assets (A)/(B) 7.43% 6.83% 5.95% 6.85% 7.55% 8.01%

Non-GAAP Reconciliation

		2020Y	2021Y	2022Y	2023Y	2024Y	2025Q1
(Dollars in millions, except % data); all adjustments are after-tax							
Reported net income (loss)		161.2	192.1	202.2	257.5	226.0	50.2
Plus: Non-PCD CECL Day 2 provision		-	-	53.6	-	-	-
Plus: Acquisition-related expenses		-	9.0	93.5	-	-	-
Plus: MSR fair value adjustments		7.6	(5.3)	(2.7)	-	-	-
Plus: Other income items[1]		-	-	(2.4)	-	-	-
Plus: Investment securities loss (gain)		(0.2)	(0.9)	19.2	18.0	-	-
Plus: Litigation accrual (recovery)		-	0.8	-	-	-	-
Adjusted net income	(A)	**168.6**	**195.7**	**363.4**	**275.5**	**226.0**	**50.2**
Adjusted net income available to common shareholders	(B)	***168.6***	***195.7***	***363.4***	***275.5***	***226.0***	***50.2***
Average Balances:							
Average assets	(C)	16,109.3	18,844.2	31,129.7	31,134.5	30,056.4	28,818.9
Average stockholders' equity	(D)	1,985.2	1,974.1	3,189.5	3,150.9	3,266.0	3,355.1
Average total common stockholders' equity		1,985.2	1,974.1	3,189.5	3,150.9	3,266.0	3,355.1
Less average goodwill and other intangible assets (excluding mortgage servicing rights)		706.1	695.7	1,186.5	1,217.9	1,202.8	1,193.9
Average tangible common stockholders' equity (Non-GAAP)	(E)	1,279.1	1,278.4	2,003.0	1,933.0	2,063.2	2,161.2
Non-GAAP adjusted return on average assets	(A)/(C)	1.05%	1.04%	1.17%	0.88%	0.75%	0.71%[2]
Non-GAAP adjusted return on average stockholders' equity	(A)/(D)	8.5%	9.9%	11.4%	8.7%	6.9%	6.1%[2]
Non-GAAP adjusted return on average tangible common stockholders' equity	(B)/(E)	13.2%	15.3%	18.1%	14.3%	11.0%	9.4%[2]

(1) Other income represents the recovery in the credit valuation discount on derivatives acquired in the Great Western Bancorp, Inc. acquisition at June 30, 2022 and the gain on the disposition of subordinated debt at March 31, 2022.
(2) Annualized.

28

29 2020Y 2021Y 2022Y 2023Y 2024Y 2025Q1 (Dollars in millions, except % data); all adjustments are after-tax Net interest income 497.8 489.2 942.6 878.8 821.6 205.0 Add: Total non-interest income 155.9 149.5 163.2 147.0 178.1 42.0 Less: Net loss from investment securities 0.3 1.1 (24.4) (23.5) – – Less: MSR recovery (impairment) (9.9) 6.9 3.4 – – – Less: Other Income – – 3.1 – – – Adjusted revenue (A) 663.3 630.7 1,123.7 1,049.3 999.7 247.0 Total non-interest expense 387.5 405.5 766.0 656.8 637.4 160.6 Less: Acquisition-related expense – 11.6 118.9 – – – Less: Litigation accrual – 1.0 1.8 – – – Adjusted non-interest expense (B) 387.5 392.9 645.3 656.8 637.4 160.6 Adjusted pre-provision net revenue ("PPNR") (A)-(B) 275.8 237.8 478.4 392.5 362.3 86.4 Average assets (C) 16,109.3 18,844.2 31,129.7 31,134.5 30,056.4 28,818.9 Non-GAAP adjusted PPNR to average assets ((A)-(B))/(C) 1.71% 1.26% 1.54% 1.26% 1.21% 1.22% Non-GAAP Reconciliation (1) (1) Annualized.